November 8, 2005
SUNTRUST
ROBINSON
HUMPHREY
BUSINESS
SERVICES
CONFERENCE
ICT
GROUP, INC.
NASDAQ:  ICTG
November 8, 2005
November 8, 2005
John Brennan, Chairman & CEO
John Brennan, Chairman & CEO
Exhibit 99.1

November 8, 2005
Company Statements
Company Statements
This presentation contains certain  forward-looking statements that are subject to risks and uncertainties.
Forward-looking statements include without limitation certain information relating to the effect of competition in the telemarketing industry, ICT Group’ s ability to execute its business strategy, the development of alliances upon terms acceptable to ICT Group and the achievement of the anticipated benefits of such alliances, as well as statements that are preceded by, followed by or include the words “believes,” “expects,” “estimates,”
“anticipates,” “plans,” “should,” or similar expressions.  For such statements, ICT Group claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including without limitation, those discussed in ICT Group’ s annual report on Form
10-K for the year ended December 31, 2004 and other documents filed by ICT  Group with the Securities and
Exchange Commission.  ICT Group makes no undertaking and disclaims any obligation to update such forward-
looking statements.
This presentation shows net income for 1996, 2002, 2003, 2004 and 2005 exclusive of special charges.  In 1996 the Company reported a pre-tax, nonrecurring, non-cash charge of $12.7M which was primarily associated with the granting of options, concurrent with the Company’ s IPO, to replace certain previously granted expiring options.  In 2002 the Company incurred special charges of $12.6M, pre-tax.  This included charges of
$8.9M, pre-tax, associated with the closing and scaling back of facilities and staff in the U.S. and Europe.  It also included $3.7M, pre-tax, of additional charges, including a $1.4M charge for a client claim, a $1.7M charge for the costs  associated with the  defense of a class action litigation and a $0.6M charge for costs associated with a postponed underwritten public offering.  In 2003, the Company incurred special charges of
$4.0M, pre-tax associated with a class action litigation which were partially offset by a  $0.7M partial reversal of the 2002 restructuring charge. In 2004, the Company incurred special charges of $10.3M, pre-tax associated with costs incurred to defend and the settlement of a  class action litigation.
In 2005, the Company received a $4.1M insurance recovery and incurred special charges of
$0.6M, pre-tax associated with the class action litigation.

November 8, 2005
Company Overview
Company Overview
•
•
Leading global provider of outsourced customer
Leading global provider of outsourced customer
management and related marketing/BPO solutions
management and related marketing/BPO solutions
•
•
Focus on mid-sized opportunities within
Focus on mid-sized opportunities within
Fortune 500
Fortune 500
•
•
Target select group of high-growth vertical industries
Target select group of high-growth vertical industries
•
•
Extensive offshore operations supported from U.S. data
Extensive offshore operations supported from U.S. data
centers
centers
•
•
43 service centers in U.S. and 7 foreign countries
43 service centers in U.S. and 7 foreign countries
•
•
14,500 employees -
14,500 employees -
800 full-time
800 full-time
•
•
LTM Revenues: $383M
LTM Revenues: $383M

November 8, 2005
U.S. Customer Interaction Services ($B)
U.S. Customer Interaction Services ($B)
$0.0
$10.0
$20.0
$30.0
$40.0
2004 2005 2006 2007 2008 2009
Customer Service Sales Marketing Technical Support/Help Desk
$20.4
$23.1
$26.3
$30.0
$38.7
CAGR
13.7%
$34.3
Source: IDC

November 8, 2005
Why Invest in ICT Now?
Why Invest in ICT Now?
•
•
Focused on accelerated revenue and earnings growth
Focused on accelerated revenue and earnings growth
•
•
Developed broader base of BPO services, higher margin
Developed broader base of BPO services, higher margin
marketing/technology services and lower-cost offshore operations marketing/technology services and lower-cost offshore operations
•
•
Leveraged existing strength in financial services and health care
Leveraged existing strength in financial services and health care markets and expanded into new verticals
markets and expanded into new verticals
•
•
Captured 29
Captured 29
customer service wins over last 21 months
customer service wins over last 21 months
•
•
Strong pipeline of new opportunities across multiple verticals
Strong pipeline of new opportunities across multiple verticals
•
•
Expect EPS to more than double in 2005 on improved margins and
Expect EPS to more than double in 2005 on improved margins and expected 20%+ revenue growth
expected 20%+ revenue growth
•
•
Expect EPS to grow 35% to 40% in 2006 on further revenue
Expect EPS to grow 35% to 40% in 2006 on further revenue
growth of 8% -
growth of 8% -
10%
10%

November 8, 2005
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
Revenue EBITDA
Excluding special charges [see Slide 2] Excluding special charges [see Slide 2]
Return to
Return to
Historical Financial Performance
Historical Financial Performance

November 8, 2005
Growth Drivers
Growth Drivers
•
•
Shift to more consistent services business while
Shift to more consistent services business while
improving operating performance of sales business
improving operating performance of sales business
•
•
Focus on select verticals with diverse customer base
Focus on select verticals with diverse customer base
•
•
Continued success of offshore strategy
Continued success of offshore strategy
—
—
Increased call volumes
Increased call volumes
—
—
Greater utilization
Greater utilization
—
—
Higher profitability
Higher profitability
•
•
Growth of higher margin marketing and technology
Growth of higher margin marketing and technology
services
services

November 8, 2005
Rapid Growth of Services Revenue
Rapid Growth of Services Revenue
-
-
32% Per Annum Since 2001 -
32% Per Annum Since 2001 -
$239M
$394M - $397M
$298M
62%
32%
41%
52%
31%
58%
2001 2003
2005
6%
Sales
Sales
Customer Service
Customer Service
Other Services
Other Services
7%
11%

November 8, 2005
Focusing Resources on
Focusing Resources on
Select Markets
Select Markets
•
•
ICT differentiates itself through its vertical marketing
ICT differentiates itself through its vertical marketing
expertise and application knowledge base
expertise and application knowledge base
•
•
This has improved our sales close rate and enabled
This has improved our sales close rate and enabled
cross-selling of additional services to existing clients
cross-selling of additional services to existing clients
•
•
We have become an industry leader in financial services
We have become an industry leader in financial services
and health care sectors: account for 64% of revenue
and health care sectors: account for 64% of revenue
•
•
Now applying vertical expertise strategy to expand into
Now applying vertical expertise strategy to expand into
new markets: government, technology and energy
new markets: government, technology and energy

10 November 8, 2005 Key Clients in Major Verticals Key Clients in Major Verticals
11 November 8, 2005 0% 20% 40% 60% 80% 100% 2001 2003 2005 All Other Second 5 Top 5 Diversification of Client Base Diversification of Client Base $239M $298M $394M – $397 (E)

November 8, 2005
Global Capabilities
Global Capabilities
•
•
Based on proven international expertise
Based on proven international expertise
•
•
Initially supported local country markets
Initially supported local country markets
•
•
Expanded to provide low cost near-shore and
Expanded to provide low cost near-shore and
offshore solutions
offshore solutions
•
•
Launched home shoring alternative in 2H05
Launched home shoring alternative in 2H05
•
•
Use consistent technology platform worldwide
Use consistent technology platform worldwide
•
•
Evaluating additional expansion for 2006
Evaluating additional expansion for 2006

Spain
Spain
Global Strategy:
Markets & Operations
Global Strategy:
Global Strategy:
Markets & Operations
Markets & Operations
Canada
Canada
U.S.
U.S.
U.K.
U.K.
Ireland
Ireland
Australia
Australia
Caribbean
Caribbean
Mexico
Mexico
Philippines
Philippines
India
India
Served Market
Served Market with External Production
External Production
Under Evaluation
Argentina
Argentina
Under Evaluation

November 8, 2005
Consistent Technology Platform
Consistent Technology Platform
Worldwide
Worldwide
•
•
Best-in-class technology platform:
Best-in-class technology platform:
—
—
Centralized architecture for reliability/flexibility
Centralized architecture for reliability/flexibility
—
—
VoIP telephony to reduce costs
VoIP telephony to reduce costs
—
—
Redundant private network for voice & data
Redundant private network for voice & data
communications
communications
•
•
Intense focus on quality
Intense focus on quality
—
—
All centers are ISO 9001:2000 certified
All centers are ISO 9001:2000 certified

November 8, 2005
Philippines Operations
Philippines Operations
•
•
Preferred location for voice support
Preferred location for voice support
•
•
Fewer language barriers; more Americanized culture
Fewer language barriers; more Americanized culture
•
•
1,560 seats in 2 centers by year-end 2005
1,560 seats in 2 centers by year-end 2005
•
•
16% of ICT production YTD 2005 vs. 8% YTD 2004
16% of ICT production YTD 2005 vs. 8% YTD 2004
•
•
Layering additional services to leverage infrastructure
Layering additional services to leverage infrastructure
•
•
Third facility planned for 1H06
Third facility planned for 1H06

November 8, 2005
Leveraging Offshore Operations to
Leveraging Offshore Operations to
Target New BPO Opportunities
Target New BPO Opportunities
•
•
Use offshore operations during off-peak hours to support
Use offshore operations during off-peak hours to support
other BPO services for new and existing clients
other BPO services for new and existing clients
•
•
Amortize infrastructure over expanded business base
Amortize infrastructure over expanded business base
•
•
Raise utilization rates resulting in higher revenue and
Raise utilization rates resulting in higher revenue and
margin per workstation and higher ROIC
margin per workstation and higher ROIC
•
•
Add services through internal expansion, strategic
Add services through internal expansion, strategic
relationships and acquisitions
relationships and acquisitions

November 8, 2005
Margin Enhancement from
Margin Enhancement from
CRM Technology Services
CRM Technology Services
•
•
Expanded service offerings now include:
Expanded service offerings now include:
—
—
Hosted CRM, e-mail and knowledge-base software
Hosted CRM, e-mail and knowledge-base software
—
—
Hosted ACD, IVR and message alert services
Hosted ACD, IVR and message alert services
•
•
Small but growing part of business achieving
Small but growing part of business achieving
operating margins in excess of 25%
operating margins in excess of 25%
•
•
Awarded 10 new projects in 3Q05 which are
Awarded 10 new projects in 3Q05 which are
expected to generate $2.5M to $3.0M of high-
expected to generate $2.5M to $3.0M of high-
margin revenue over next 12 months
margin revenue over next 12 months

November 8, 2005
BPO
Existing Business
Geography
Marketing
Services
Verticals
Insurance
Telecom
Healthcare
Technology
Government
Energy
Banking
Data Analytics
Tech. Hosting
IVR
Data
Capture
U.S.
Ireland
Canada
U.K.
Australia
Mexico
Philippines
Active Alerts
CRM
Solutions
Argentina
India
Voice Mining
Business
Intelligence
Market Research
Application
Processing
Claims
Processing
Technology
New Services
Outbound
Sales
Inbound
Customer
Service
Inbound
Sales
Email/
Web
Knowledge Base
Contact Center
Services
Home Agent
ICT Expansion Strategy
ICT Expansion Strategy
Existing
New

19 November 8, 2005 Financial Financial Summary Summary

November 8, 2005
3Q05 vs. 3Q04 Performance
3Q05 vs. 3Q04 Performance
•
•
Total revenue up 24% year-over-year
Total revenue up 24% year-over-year
—
—
Customer service revenue was up 31%
Customer service revenue was up 31%
—
—
Sales revenue increased 11%
Sales revenue increased 11%
•
•
Operating income increased 111% to $3.7M
Operating income increased 111% to $3.7M
•
•
Net income increased 162% to $2.3 million
Net income increased 162% to $2.3 million
•
•
EPS increased 159% to $0.18 per share
EPS increased 159% to $0.18 per share
•
•
Effective tax rate decreased to 25%
Effective tax rate decreased to 25%
•
•
Net debt was reduced to $28 million
Net debt was reduced to $28 million

November 8, 2005
LTM Performance Through 3Q05
LTM Performance Through 3Q05
•
•
Total revenue up 23% year-over-year
Total revenue up 23% year-over-year
—
—
Customer service revenue was up 29%
Customer service revenue was up 29%
—
—
Sales revenue increased 12%
Sales revenue increased 12%
•
•
Operating income rose 134% to $12.8M
Operating income rose 134% to $12.8M
•
•
Net income increased 138% to $7.4 million
Net income increased 138% to $7.4 million
•
•
EPS increased 138% to $0.57 per share
EPS increased 138% to $0.57 per share

November 8, 2005
Revenue and Earnings Growth
Revenue and Earnings Growth
Excluding special charges [see Slide 2] Excluding special charges [see Slide 2]
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
Diluted EPS
$50
$60
$70
$80
$90
$100
$110
Revenue (millions)

November 8, 2005
Balance Sheet and Cash Flow
Balance Sheet and Cash Flow
September 30, 2005
September 30, 2005
•
•
$10 million of Cash and Cash Equivalents
$10 million of Cash and Cash Equivalents
•
•
$55 million of Working Capital
$55 million of Working Capital
–
–
2.1 current ratio
2.1 current ratio
•
•
Expanded bank credit facility to $125 million
Expanded bank credit facility to $125 million
–
–
$87 million available borrowing capacity,
$87 million available borrowing capacity,
–
–
Plus $50 million accordion feature
Plus $50 million accordion feature
•
•
$76 million in Shareholders’
$76 million in Shareholders’
Equity
Equity

24 November 8, 2005 Summary Summary

November 8, 2005
Positive Outlook
Positive Outlook
•
•
Solid top-line growth and improved profitability
Solid top-line growth and improved profitability
•
•
Three year (2006 –
Three year (2006 –
2008) internal growth targets of:
2008) internal growth targets of:
—
—
Revenue of 10-15% per annum
Revenue of 10-15% per annum
—
—
Operating margins to reach 7-8%
Operating margins to reach 7-8%
•
•
16 new and extended contracts in 2004: 13 YTD in 2005
16 new and extended contracts in 2004: 13 YTD in 2005
•
•
Expanded near-shore and offshore operations
Expanded near-shore and offshore operations
•
•
Broader technology, marketing and BPO service offerings
Broader technology, marketing and BPO service offerings
•
•
Strong financial position to invest in future internal growth
Strong financial position to invest in future internal growth and pursue strategic acquisitions to accelerate revenue,
and pursue strategic acquisitions to accelerate revenue,
margin and earnings growth
margin and earnings growth

26 November 8, 2005 NASDAQ: ICTG NASDAQ: ICTG